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Exhibit 10.39
CONFORMED COPY

ADDITIONAL FACILITY ACCESSION AGREEMENT

To:
TD Bank Europe Limited as Facility Agent and Security Agent

From:
The banks and financial institutions listed in Schedule 1 to this Agreement (the Additional Facility G Lenders)

        Date: 9 March 2005

UPC Broadband Holding B.V. (formerly known as UPC Distribution Holding B.V.)—
€1,072,000,000 Term Credit Agreement
dated 16th January, 2004 as amended and restated from time to time (the Credit Agreement)

1.
Terms defined in the Credit Agreement shall have the same meaning in this Deed.

2.
We refer to Clause 2.2 (Additional Facilities) of the Credit Agreement.

3.
This Agreement will take effect on the date (the Effective Date) on which the Facility Agent notifies UPC Broadband and the Additional Facility G Lenders that it has received the documents and evidence set out in Schedule 2 to this Agreement, in each case in form and substance satisfactory to it.

4.
We, the Additional Facility G Lenders, agree:

(a)
to become party to and to be bound by the terms of the Credit Agreement as Additional Facility Lenders in accordance with Clause 2.2 (Additional Facilities); and

(b)
to become party to the Security Deed as Lenders and to observe, perform and be bound by the terms and provisions of the Security Deed in the capacity of Lenders in accordance with Clause 9.3 (Transfers by Lenders) of the Security Deed.

5.
On the Effective Date, each Additional Facility G Lender shall represent to the Finance Parties and UPC Broadband that it is either a Professional Market Party or exempted from the requirement to be a Professional Market Party because it forms part of a closed circle (besloten kring) with UPC Broadband.

6.
The Additional Facility Commitment of each Additional Facility G Lender (for the purpose of paragraph (a) of the definition of Additional Facility Commitment in the Credit Agreement) is the amount in euros set out opposite its name under the heading "Additional Facility G Commitment" in Schedule 1 to this Agreement.

7.
The Final Maturity Date in respect of this Additional Facility Commitment is 1st April 2010.

8.
Advances under this Additional Facility will be applied:

(a)
firstly, in permanent prepayment and cancellation of all or part of Facility B and/or Facility C; and

(b)
secondly, (once Facility B and Facility C have been permanently prepaid and cancelled in full) in permanent prepayment and cancellation of Facility E.

9.
The Availability Period in relation to this Additional Facility is from the date of this Agreement up to and including the day falling three Business Days after the date of this Agreement or such later date as all the Additional Facility G Lenders may agree in writing.

10.
The Margin in relation to this Additional Facility is 2.50 per cent. per annum unless adjusted as set out below:

(a)
UPC Broadband will deliver to the Facility Agent, together with its Relevant Financial Statements, a notice referring to this paragraph (a Margin Notice) and specifying the ratio of Senior Debt to Annualised EBITDA as calculated in accordance with Clause 17 (Financial Covenants) as at the date to which the most recently delivered Relevant Financial Statements were prepared for the purposes of calculating whether the Margin for an Additional Facility Advance is to be adjusted in accordance with this paragraph.

(b)
The Margin for Advances under this Additional Facility will be adjusted to the percentage rates per annum set out in column (1) opposite the range set out in column (2) below into which the ratio of Senior Debt to Annualised EBITDA, as shown in the Margin Notice, falls:

(1) Margin	(2) Senior Debt/Annualised EBITDA ratio
2.50%	> 3.5:1
2.25%	= 3.0:1 - 3.5:1
2%	< 3.0:1
  (c)
  The adjustment (if any) specified in (b) above will apply to the Margin for all such Advances with immediate effect on the date the relevant Margin Notice (or, if later, the related Relevant Financial Statements) is delivered to the Facility Agent.

  (d)
  If UPC Broadband fails to deliver a Margin Notice in accordance with paragraph (a) above the Margin with effect from the last date permitted for delivery of the Relevant Financial Statements will be the Margin prior to any adjustment under paragraph (b) above provided that if that Margin Notice is delivered later, the Margin will be adjusted in accordance with this paragraph with effect from the date falling five Business Days after the Margin Notice (or, if later, the related Relevant Financial Statements) is delivered.

  (e)
  In this paragraph, Relevant Financial Statements means each set of quarterly financial statements delivered under Clause 16.2(b) (Financial Statements) of the Credit Agreement.

11.
There is no commitment fee in relation to this Additional Facility.

12.
The Borrower in relation to this Additional Facility is UPC Broadband.

13.
We confirm to each Finance Party that:

(f)
we have made our own independent investigation and assessment of the financial condition and affairs of each Obligor and its related entities in connection with its participation in the Credit Agreement and have not relied on any information provided to us by a Finance Party in connection with any Finance Document; and

  (g)
  we will continue to make our own independent appraisal of the creditworthiness of each Obligor and its related entities while any amount is or may be outstanding under the Credit Agreement or any Commitment is in force.

14.
The Facility Office and address for notices of each Additional Facility G Lender for the purposes of Clause 32.2 (Addresses for notices) will be that notified by each Additional Facility G Lender to the Facility Agent.

15.
Each Facility G Lender agrees to waive the notice period in respect of drawdown requests under Clause 5.1 of the Credit Agreement such that a Request (as defined in the Credit Agreement) in relation to an Advance under this Additional Facility shall be delivered one Business Day prior to the Utilisation Date.

16.
Each Additional Facility G Lender consents in principle, and subject to satisfactory documentation, to the merger of the Credit Agreement and the Existing Facility Agreement into a single document.

17.
This Agreement is governed by English law.

18.
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

SIGNATORIES

UPC BROADBAND HOLDING B.V. as Borrower
By:	Dennis Okhuijsen Jeremy Evans
TD BANK EUROPE LIMITED as Facility Agent
By:	Rory McCarthy
TD BANK EUROPE LIMITED as Security Agent
By:	Rory McCarthy

THE ADDITIONAL FACILITY G LENDERS
ABN AMRO BANK N.V.
By:	Stephen Weiss Michael Hood
BANK OF AMERICA, N.A.
By:	Dilys Robertson
BANK OF NEW YORK
By:	Jason Garwood
BANK OF SCOTLAND
By:	James Melvin
BARCLAYS BANK PLC
By:	Cliff Baylis
BEAR STEARNS CORPORATE LENDING INC.
By:	Victor Bulzacchelli
BNP PARIBAS
By:	L Beghin
CALYON
By:	Robert Wallin Frederic de Toldi

CITIBANK, N.A.
By:	Matthew Holland
DEUTSCHE BANK AG, LONDON BRANCH
By:	Mark Dixson Peter Cowen
EXPORT DEVELOPMENT CANADA
By:	Louise Gagnon Michael J. Fortner
FORTIS BANK (NEDERLAND) N.V.
By:	M.C. Kleibergen M.M. Messer
GE FINANCE PARTICIPATIONS SAS
By:	Eva Ackerholm
HSBC
By:	Michael J Sergison
ING BANK N.V.
By:	Rory McCarthy (as attorney)
NATEXIS BANQUES POPULAIRES
By:	Rory McCarthy (as attorney)
THE ROYAL BANK OF SCOTLAND PLC
By:	Giles Reaney
SOCIÈTÈ GENÈRALE
By:	Rory McCarthy (as attorney)
SUMITOMO MITSUI BANKING CORPORATION
By:	Rory McCarthy (as attorney)

TD (TEXAS) LLC
By:	Jim Bridwell
THE TORONTO DOMINION BANK
By:	Rory McCarthy
UBS LIMITED
By:	A. Sudlow J. Campbell

SCHEDULE 1
ADDITIONAL FACILITY G LENDERS AND COMMITMENTS

Additional Facility G Lender	Facility G Commitment (€)
ABN Amro Bank N.V.	43,140,825
Bank of America, N.A.	60,200,000
Bank of New York	35,000,000
Bank of Scotland	30,702,000
Barclays Bank Plc	38,500,000
Bear Stearns Corporate Lending Inc.	17,500,000
BNP Paribas	103,340,825
CALYON	84,280,000
Citibank, N.A.	30,100,000
Deutsche Bank AG, London Branch	46,000,000
Export Development Canada	6,000,000
Fortis Bank (Nederland) N.V.	50,750,000
GE Finance Participations SAS	60,200,000
HSBC	57,159,775
ING Bank N.V.	65,138,575
Natexis Banques Populaires	11,000,000
The Royal Bank of Scotland PLC	80,668,000
Sociètè Genèrale	39,000,000
Sumitomo Mitsui Banking Corporation	45,000,000
TD (Texas) LLC	21,000,000
The Toronto Dominion Bank	57,260,000
UBS Limited	18,060,000

Total	1,000,000,000

SCHEDULE 2
CONDITIONS PRECEDENT DOCUMENTS

1.     Constitutional Documents

(a)
A copy of the constitutional documents of each Obligor (other than UPC Financing) and the partnership agreement of UPC Financing or, if the Facility Agent already has a copy, a certificate of an authorised signatory of the relevant Obligor confirming that the copy in the Facility Agent's possession is still correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(b)
An extract of the registration of each Obligor established in the Netherlands in the trade register of the Dutch chamber of commerce.

2.     Authorisations

(a)
A copy of a resolution of the board of managing and, to the extent applicable, board of supervisory directors (or equivalent) and, to the extent that a shareholders' resolution is required, a copy of the shareholders' resolution of each Obligor:

(i)
approving the terms of and the transactions contemplated by this Agreement and (in the case of UPC Broadband) resolving that it execute the same; and

(ii)
in the case of UPC Broadband, authorising the issuance of a power of attorney to a specified person or persons to execute this Agreement on its behalf.

(b)
In the case of UPC Broadband, a specimen of the signature of each person authorised pursuant to its constitutional documents or to the power of attorney referred to in paragraph (a) above to sign this Agreement.

(c)
A certificate of an authorised signatory of UPC Broadband certifying that each copy document specified in this Schedule and supplied by UPC Broadband is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

(d)
A copy of any other authorisation or other document, opinion or assurance which the Facility Agent has notified UPC Broadband is necessary in connection with the entry into and performance of, and the transactions contemplated by, this Agreement or for the validity and enforceability of this Agreement.

3.     Legal opinions

(a)
A legal opinion of Allen & Overy LLP, London, English legal advisers to the Facility Agent.

(b)
A legal opinion of Allen & Overy LLP, Amsterdam, Dutch legal advisers to the Facility Agent.

4.     Other documents

(a)
Confirmation (in writing) from:

(i)
each of the Guarantors that its obligations under Clause 14 (Guarantee) of the Credit Agreement and

(ii)
each of the Charging Entities (as defined in the Security Deed) that the Security Interests granted to the Beneficiaries pursuant to the Security Documents and its obligations under the Finance Documents, shall continue unaffected and that such obligations extend to the Total Commitments as increased by the addition of this Additional Facility and that such obligations shall be owed to each Finance Party including the Lenders under this Additional Facility.

(b)
Confirmation that all conditions precedent in relation to the amendment and restatement of the Credit Agreement and the Existing Facility Agreement have been satisfied and that such amendment and restatement agreements are effective.

(c)
Evidence that UPC Broadband has delivered a duly completed Cancellation Notice to the Facility Agent giving notice of prepayment and cancellation of the relevant portion of the outstanding advances under Facility B and/or Facility C/and/or Facility E (as the case may be).

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ADDITIONAL FACILITY ACCESSION AGREEMENT